UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

001- 36146

(Commission File Number)

Delaware	27-4332098
(State or other Jurisdiction of Incorporation)	(IRS. Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (828) 324-2200

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 28, 2015, pursuant to the terms of the stock and asset purchase agreement (the “Purchase Agreement”), dated as of January 27, 2015, by and among CommScope Holding Company, Inc. (“Holdings”), CommScope, Inc. (“CommScope” and, together with Holdings, the “Company”) and TE Connectivity Ltd., a Swiss corporation (“Seller”), the Company completed the acquisition of Seller’s Telecom, Enterprise and Wireless businesses (the “Business”), which Seller refers to as its Broadband Network Solutions business unit, pursuant to a combination of stock and asset purchases (the “Transaction”). Upon the closing of the Transaction, the Company paid to Seller approximately $3.0 billion in cash, subject to a final working capital adjustment and an additional adjustment related to assumed pension liabilities of the Business. In connection with the Transaction, under the terms of the Purchase Agreement, the Company also assumed certain other liabilities of the Business, including certain severance obligations triggered by the Transaction and certain outstanding restructuring liabilities related to the Business.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to Holdings’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, and which is incorporated herein by reference.

The Purchase Agreement was filed to provide investors with information regarding its terms and is not intended to provide any factual information about Holdings, CommScope, Seller or any of their respective subsidiaries or affiliates. Such information can be found in the public filings that Holdings or Seller, as applicable, files with the SEC. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the purposes of the Purchase Agreement and are as of specific dates and solely for the benefit of the parties to the Purchase Agreement and:

•	are not intended as statements of fact, but rather as a way of allocating the risk among the parties in the event the statements therein prove to be inaccurate;

•	have been modified or qualified by certain confidential disclosures that were made among the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself;

•	may no longer be true as of a given date;

•	may be subject to a contractual standard of materiality in a way that is different from that generally applicable to investors or other stockholders and reports and documents filed with the SEC; and

•	may be subject in some cases to other exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a material adverse effect on the applicable party).

Accordingly, investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Holdings, CommScope, Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change, or may have changed, after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Holdings’ or Seller’s public disclosures. Accordingly, the representations and warranties and other provisions of the Purchase Agreement or any description of such provisions should not be read alone, but instead should be read together with the information that each company publicly files in reports and statements with the SEC.

Item 8.01.	Other Events.

On August 28, 2015, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Supplemental Indenture to the 6.000% Senior Notes Indenture

In connection with the Transaction, on August 28, 2015, CommScope Technologies LLC and certain subsidiaries of Holdings (collectively, the “Additional Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of June 11, 2015, between CommScope Technologies Finance LLC, as escrow issuer, and the Trustee (the “Indenture”) governing the escrow issuer’s 6.000% Senior Notes due 2025, pursuant to which (i) CommScope Technologies LLC agreed to become a party to the Indenture and assume all of the rights and become subject to all of the obligations and agreements of the escrow issuer under the Indenture and (ii) the Additional Guarantors agreed to become parties to the Indenture and fully and unconditionally guarantee all of CommScope Technologies LLC’s obligations under the Indenture.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Incremental Joinder to the Credit Agreement

On August 28, 2015, also in connection with the consummation of the Transaction, CommScope, Holdings and certain of their subsidiaries entered into the incremental joinder agreement (the “Joinder Agreement”) to the Credit Agreement (as defined below) whereby CommScope assumed the term loans incurred by CommScope Finance LLC in June 2015 pursuant to that certain escrow credit agreement and such term loans became incremental term loans under the credit agreement, dated as of January 14, 2011, among CommScope (as successor by merger to Cedar I Merger Sub, Inc.), as borrower, Holdings, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended and supplemented to date, the “Credit Agreement”). See the full text of the Credit Agreement and the escrow credit agreement, copies of which were filed as Exhibit 10.7 to Holdings’ Registration Statement on Form S-1 filed with the SEC on August 2, 2013 and as Exhibit 10.1 to Holdings’ Current Report on Form 8-K filed with the SEC on June 29, 2015, respectively.

This foregoing description of the Joinder Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Joinder Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Stock and Asset Purchase Agreement, dated January 27, 2015, by and among CommScope Holding Company, Inc., CommScope, Inc. and TE Connectivity Ltd. (incorporated by reference to Exhibit 2.1 of CommScope Holding Company Inc.’s Current Report on Form 8-K filed with the SEC on January 28, 2015).

4.1	First Supplemental Indenture, dated August 28, 2015, by and among CommScope Technologies LLC, the Guarantors party thereto and Wilmington Trust, National Association, as trustee

10.1	Incremental Joinder Agreement, dated August 28, 2015, by and among CommScope, Inc., as Borrower, CommScope Holding Company, Inc., as Holdings, the Subsidiary Guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, N.A., as Escrow Administrative Agent

99.1	Press release dated August 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: August 28, 2015
	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

2.1	Stock and Asset Purchase Agreement, dated January 27, 2015, by and among CommScope Holding Company, Inc., CommScope, Inc. and TE Connectivity Ltd. (incorporated by reference to Exhibit 2.1 of CommScope Holding Company Inc.’s Current Report on Form 8-K filed with the SEC on January 28, 2015).

4.1	First Supplemental Indenture, dated August 28, 2015, by and among CommScope Technologies LLC, the Guarantors party thereto and Wilmington Trust, National Association, as trustee

10.1	Incremental Joinder Agreement, dated August 28, 2015, by and among CommScope, Inc., as Borrower, CommScope Holding Company, Inc., as Holdings, the Subsidiary Guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, N.A., as Escrow Administrative Agent

99.1	Press release dated August 28, 2015.